UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 12, 2022

CANOO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38824	82-1476189
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

19951 Mariner Avenue, Torrance, California 90503

(Address of principal executive offices) (Zip Code)

(424) 271-2144

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	GOEV	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of Common stock at an exercise price of $11.50 per share	GOEVW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 12, 2022, Canoo Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the close of business on May 25, 2022, the record date of the Annual Meeting, the Company had 254,326,076 shares of common stock outstanding. The holders of 173,025,916 shares of the Company’s common stock were present at the Annual Meeting, either in person or by proxy, which constituted a quorum for the purpose of conducting business at the Annual Meeting.

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting.

Proposal No. 1: Election of directors.

The Company’s stockholders elected the following nominees for director to serve as Class II directors for a term expiring in 2025 or until their successors shall have been elected and qualified.

Name	Votes For	Votes Withheld
Thomas Dattilo	124,089,299	5,821,379
Arthur Kingsbury	125,050,720	4,859,958
Claudia Romo Edelman	127,257,150	2,653,528
Rainer Schmueckle	127,144,242	2,766,436

Proposal No. 2: Proposal to approve, by an advisory vote, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement.

The compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, was approved, on an advisory basis.

Votes For	Votes Against	Abstentions	Broker Non-Votes
119,979,869	9,696,334	234,475	43,115,238

Proposal No. 3: Proposal to recommend, by an advisory vote, the frequency of future advisory votes on executive compensation.

The frequency of future advisory votes on executive compensation, was approved to be every year, on an advisory basis.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
128,075,011	312,138	322,528	1,201,001	43,115,238

The Company’s Board of Directors has considered the advisory vote of stockholders on the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers and, consistent with the stated preference of the Company’s stockholders, decided to hold such advisory vote every year.

Proposal No. 4: Proposal to ratify of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 was ratified.

Votes For	Votes Against	Abstentions
171,830,765	978,231	216,920

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2022

CANOO INC.

By:	/s/ Hector Ruiz
Name:	Hector Ruiz
Title:	General Counsel and Corporate Secretary